UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 30, 2020 (June 29, 2020)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.025 par value	STLD	NASDAQ Global Select Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On June 29, 2020, Steel Dynamics, Inc. (the “Company”) terminated and discharged its financial obligations with respect to its outstanding 5.250% Senior Notes due 2023 (the “2023 Notes”) and 5.500% Senior Notes due 2024 (the “2024 Notes” and together with the 2023 Notes, the “Notes”) and the related Indentures with respect to the Notes described in the following paragraph.

The 2023 Notes were issued in the principal amount of $400,000,000, all of which are outstanding, pursuant to an Indenture dated as of March 26, 2013 (the “2023 Notes Indenture”), between the Company, as Issuer, Wells Fargo Bank, National Association, as Trustee (the “Trustee”), and certain of the Company’s subsidiaries, as Guarantors (the “Guarantors”), and the 2024 Notes were issued in the principal amount of $500,000,000, all of which are outstanding, pursuant to an Indenture dated as of September 9, 2014 (the “2024 Notes Indenture” and together with the 2023 Notes Indenture, the “Indentures”), between the Company, as Issuer, the Trustee, as Trustee, and the Guarantors, as Guarantors. The Notes have been called for redemption on July 5, 2020 (the “Call Date”).

Pursuant to the Indentures, the Company had the right to elect to terminate and discharge its financial obligations under the Notes and under the Indentures by irrevocably depositing with the Trustee the aggregate principal amount of the outstanding Notes, together with premium and accrued and unpaid interest to the Call Date.  Accordingly, the Company on June 29, 2020 deposited the requisite cash in the amount of $408,166,666.67 with respect to the 2023 Notes, and $520,930,555.56 with respect to the 2024 Notes, with the Trustee under the terms of an Irrevocable Trust Agreement.  The Trustee will hold the cash in trust until the Call Date, at which time it will be paid to the Holders of the Notes in accordance with the requirements of the Indentures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: June 30, 2020
	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer